Exhibit 99.1

Annual Shareholders’ Meeting Wednesday, April 28, 2021 Exhibit 99.1

DISCLAIMER Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the low interest rate environment and historically low yield curve primarily due to government programs in place under the CARES Act and otherwise in response to the Covid19 pandemic, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (4) risks relating to the continued impact of the Covid19 pandemic on the company, including possible impact to the company and its employees from contacting Covid19, and to efficiencies and the control environment due to the continued work from home environment and to our results of operations due to government stimulus and other interventions to blunt the impact of the pandemic; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations, (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin, (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance matters; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the CSFL integration, and potential difficulties in maintaining relationships with key personnel; (25 the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (26) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (27) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; (29) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the ongoing COVID-19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (31) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

$5.50 $2.30 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 COVID-19 Financial Crisis $ in trillions Source: International Monetary Fund; Brookings Institution; Center on Budget and Policy Priorities; Federal Reserve Statistical Release, prepared by Keefe, Bruyette & Woods; data as of 4/8/2021 (1) COVID-19 Fiscal Stimulus includes spending for the American Rescue Plan, Corona Virus Relief and Government Funding Bill, Disaster Relief Fund, Paycheck Protection Program and Health Care, Coronavirus Aid, Relief and Economy Security Act, and Coronavirus Response Acts (2) Financial Crisis Fiscal Stimulus includes Treasury, FDIC, Federal Housing Administration and Congress Spending (3) COVID-19 Monetary Stimulus includes securities purchases, covering potential losses for money market mutual funds and covering losses as part of the CARES Act, corporate debt backstop, Term Asset-Backed Securities Loan Facility, and state and municipal government lending (4) Financial Crisis Monetary Stimulus is defined as the change in securities held by the Federal Reserve January 2008 through year end 2014 COMPARING GOVERNMENT RESPONSE IN THE FINANCIAL CRISIS AND COVID- 19 CRISIS 3 (1) (2) Last Cycle vs. This Cycle Days to Hit KRX Bottom: 434 days vs. 31 days KRX P/TBV Bottom: 112% vs. 92% Government Stimulus Intervention: ~10 months vs. ~1 month Fed Funds Reaches 0%: ~12 months vs. 23 days Fiscal Stimulus Monetary Stimulus $3.90 $1.70 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 COVID-19 Financial Crisis $ in trillions (3) (4)

(1) Adjusted PPNR is a Non-GAAP financial measure that excludes the impact of merger-related expenses, FHLB Advance prepayment penalty, swap termination expenses and securities gains or losses - See reconciliation of GAAP to Non- GAAP measures in Appendix * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 2020 ACCOMPLISHMENTS 4 Completed a merger of equals, creating a $38 billion Southeast regional bank with 285 offices in 6 states Earned a record adjusted Pre-Provision Net Revenue (“PPNR”)(1) of $629 million with minimal net charge-off of 2 bps* Originated approximately 20,000 Paycheck Protection Program loans totaling $2.4 billion to small business customers throughout our footprint Enhanced capital structure through completion of $200 million sub debt issuance at legacy CSFL shortly before closing merger Converted to a work from home environment for a substantial portion of our employees while safely serving customers from our branches while the Pandemic continued Implemented new mobile platform to almost 300,000 legacy SSB customers Rolled out a new website built on a best-in-class platform Expanded Correspondent Division with agreement to acquire Duncan Williams, Inc. Received Investment grade credit rating from Moody’s

$31 Billion in deposits $25 Billion in loans $38 Billion in assets $5.9 Billion market cap (1) Financial metrics as of December 31, 2020; number of branches and market cap as of April 26, 2021 SouthState Corporation Overview of Franchise (1) 5 (281)

RI 56% DE 58% CT 37% MA 43% DC 56% MD 45% AL 60% AZ 62% AR 59% CA 41% CO 50% FL 60% GA 51% ID 70% IL 34% IN 47% IA 52% KS 41% KY 52% LA 47% ME 56% MI 50% MN 49% MS 48% MO 49% MT 51% NE 49% NV 52% NH 52% NJ 30% NM 53% NY 33% NC 60% ND 43% OH 44% OK 49% OR 63% PA 47% SC 64% SD 62% TN 60% TX 54% UT 55% VT 55% VA 47% WA 54% WV 58% WI 50% WY 58% SUPERIOR GEOGRAPHY 6 • Located in 5 of the top 10 cities nationwide for in-migration(1) − Orlando, Tampa, Atlanta, Greenville, and Charlotte 60% - 70% 30% - 40% 40% - 50% 50% - 60% % Inbound Migration Map Source: Annual 2020 United Van Lines National Movers Study, provided by Keefe, Bruyette & Woods Note: % Inbound Migration is calculated as the percent of inbound moves divided by the total moves in each respective state; outbound migration is equal to one less the % inbound migration (1) Source: https://www.redfin.com/news/homebuyer-popular-destinations-housing-shortage-2020/ National Migration Trends in 2020 By Degree of Inbound / Outbound Migration in The Continental U.S.

EXECUTIVE LEADERSHIP 7 John Corbett Chief Executive Officer Age: 52 LeDon Jones EVP Director of Corporate Stewardship Age: 44 Greg Lapointe SEVP Chief Banking Officer Age: 57 Richard Murray Holding Company President Age: 58 Robert Hill Executive Chairman Age: 54 Will Matthews SEVP Chief Financial Officer Age: 56 Renee Brooks SEVP Chief Operating Officer Age: 51 Steve Young SEVP Chief Strategy Officer Age: 45

HOW WE OPERATE THE COMPANY 8 Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. Leadership The WHAT Guiding Principles The HOW Our Core Values

SSB & CSFL M&A HISTORY: 65 COMBINED M&A DEALS OVER 10+ YEARS



2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Ocala National Bank
Olde Cypress Community Bank
Community National Bank at Bartow
Independent National
Toronto Dominion
Federal Trust Corporation
Central Florida State Bank
First Guaranty of Jacksonville
Gulfstream Bancshares
First Southern
Commonwealth Savingshares
Community Bank of South Florida
Hometown of Homestead
Platinum Bank
Gateway Financial
HBCF
Sunshine
Charter Financial
National Commerce
Community Bank & Trust
Habersham Bank
BankMeridian
Peoples Bancorporation
Savannah Bancorp
First Financial Holdings
Bank of America Corporation
Southeastern Bank Financial Corporation
Park Sterling Corporation
$0.22B
$0.17B
$0.07B
$0.16B
$0.15B
$0.11B
$0.60B
$0.34B
$0.08B
$0.40B
$0.56B
$1.1B
$0.01B
$0.48B
$0.33B
$0.61B
$0.88B
(1)
$0.08B
$0.36B
$0.30B
$0.38B
$0.16B
$1.6B
$0.10B
$0.05B
$0.17B
$0.16B
$0.24B
$0.22B
$0.26B
$0.24B
$0.32B
$2.2B
$0.25B
$0.06B
$0.32B
$0.9B
$0.08B
$0.23B
$0.29B
$0.33B
$0.44B
$0.15B
$0.59B
$0.24B
$4.2B
$1.1B
$1.1B
$1.1B
$0.55B
$0.25B
$0.90B
$0.47B
$0.01B
$0.01B
$0.49B
$3.2B
$0.64B
$1.0B
$0.33B
$0.62B
$3.2B
$0.44B
$1.8B
CenterState
$18.6B
$16.6B
SouthState
Q4 '20
$38B
Chart Legend
Denotes direct acquisition by CenterState or South State
Denotes acquisition by CenterState or South State target
Denotes branch acquisitions
Denotes FDIC as selling party

Note: shows all branch, partial, and whole bank acquisitions by CenterState, South State, or one of their acquisition targets since 1/1/09

Source: S&P Global Market Intelligence

Assets and label position as of announcement; numbers in bubbles denote assets acquired

(1) Denotes direct acquisition for CenterState for which the target did not have any previous M&A history

9

BRANCH OPTIMIZATION 285 Branches 4Q20 4 Branches Consolidated or Sold 281 Branches 1Q21 85 Branches Average Size $40M 420 Branches Acquired Plus 12 DeNovo Branches 236 Branches Consolidated or Sold 281 Branches Average Size $115M ~188% growth in deposits per branch 85 432 236 281 2009 …..……………..………..……....…………………………….. March 2021 1st Quarter 2021 Activity 10

91% 86% 81% 9% 14% 19% 0% 50% 100% 1Q19 1Q20 1Q21 Online Checking to Total Checking Accounts Opened Branch Online 92% 90% 87% 80% 8% 10% 13% 20% 0% 50% 100% 1Q18 1Q19 1Q20 1Q21 Online Consumer Loans to Total Consumer Loans Branch Online 86% 84% 82% 78% 71% 14% 16% 18% 22% 29% 0% 50% 100% 1Q17 1Q18 1Q19 1Q20 1Q21 Deposits Branch Digital *Combined Business Basis 11 DIGITAL INVESTMENTS

COVID Effect 1Q20 vs 1Q21 Teller Transactions 29% Mobile Deposits 36% ATM Deposits 11% Call Center Volume 30% *SSB Legacy Basis by Units 12

Performance & Highlights

$22,066 $23,362 $281,088 $36,533 $45,099 $119,079 $32,395 $47,982 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2018 2019 2020 $ in millions Provision for Credit Losses Legacy SSB, prior to merger Legacy CSB, prior to merger Legacy CSB, non-PCD & UFS, Day 1 2Q 2020 3 & 4Q 2020 PROVISION FOR CREDIT LOSSES & NET CHARGE- OFFS (COMBINED BUSINESS BASIS) Dollars in thousands * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. 14 $6,329 $15,561 $5,024 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2018 2019 2020 $ in millions Net Charge-Offs

ADJUSTED PPNR (COMBINED BUSINESS BASIS)(1) Dollars in millions (1) Adjusted PPNR figures above are Non-GAAP financial measure that exclude the impact of merger-related expenses, FHLB Advance prepayment penalty, pension plan termination expenses, swap termination expenses, gains on sale of deposits, and securities gains or losses, as applicable - See reconciliation of GAAP to Non-GAAP measures in Appendix * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 15 $509 $599 $629 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 $210 $220 $230 $240 $250 $260 $270 $280 $290 $300 $310 $320 $330 $340 $350 $360 $370 $380 $390 $400 $410 $420 $430 $440 $450 $460 $470 $480 $490 $500 $510 $520 $530 $540 $550 $560 $570 $580 $590 $600 $610 $620 $630 $640 $650 $660 $670 $680 $690 $700 $710 $720 $730 $740 $750 $760 $770 $780 $790 $800 2018 2019 2020 $ in millions

$26 $47 $142 $0 $50 $100 $150 2018 2019 2020 $ in millions Mortgage Division REVENUE – MORTAGE & CORRESPONDENT DIVISIONS (COMBINED BUSINESS BASIS) Dollars in thousands * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results or internal data of the Company or and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. 16 $33 $65 $113 $0 $50 $100 $150 2018 2019 2020 $ in millions Correspondent Division

ANNUAL DIVIDENDS PER SHARE 17 $1.21 $1.32 $1.38 $1.67 $1.88 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2016 2017 2018 2019 2020

TANGIBLE BOOK VALUE PER SHARE (1) (1) The tangible measure is a non-GAAP measure and excludes the effect of period end balances of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix $38.01 $38.33 $39.83 $41.16 $42.02 $36.00 $37.00 $38.00 $39.00 $40.00 $41.00 $42.00 $43.00 1Q20 2Q20 3Q20 4Q20 1Q21 18

INVESTMENT THESIS 19 • MOE integration of two high-performing banks nearing completion • Well-positioned to compete with largest banks • High growth markets • Low-cost core deposit base • Diversified revenue streams • Strong credit quality and disciplined underwriting • Energetic and experienced management team with entrepreneurial ownership culture

CURRENT & HISTORICAL - PPNR, ADJUSTED (UNAUDITED)

	Combined Business Basis								
	2018			2019			2020		
	SSB	CSFL (1)	Combined	SSB	CSFL (1)	Combined	SSB	CSFL (1 & 2)	Combined
Net interest income (GAAP)	$ 513,216	$ 413,082	$ 926,298	$ 504,275	$ 585,728	$ 1,090,003	$ 826,465	$ 264,977	$ 1,091,442
Plus:									
Noninterest income	145,749	105,127	250,876	143,565	166,060	309,625	311,140	150,061	461,201
Less:									
Gain on sale of deposits	-	611	611	-	-	-	-	-	-
Gain (loss) on sale of securities	(655)	(22)	(677)	2,711	25	2,736	50	40,276	40,326
Total revenue, adjusted (non-GAAP)	$ 659,620	$ 517,620	$ 1,177,240	$ 645,129	$ 751,763	$ 1,396,892	$ 1,137,555	$ 374,762	$ 1,512,317
Less:									
Noninterest expense	420,927	312,467	733,394	404,638	446,907	851,545	797,644	255,475	1,053,119
PPNR (Non-GAAP)	$ 238,693	$ 205,153	$ 443,846	$ 240,491	$ 304,856	$ 545,347	$ 339,911	$ 119,287	$ 459,198
Plus:									
Non-recurring items	29,868	34,912	64,780	14,212	39,257	53,469	124,948	44,926	169,874
PPNR, Adjusted (Non-GAAP)	**$ 268,561**	**$ 240,065**	**$ 508,626**	**$ 254,703**	**$ 344,113**	**$ 598,816**	**$ 464,859**	**$ 164,213**	**$ 629,072**

Dollars in thousands

(1) Does not include purchase accounting adjustments

(2) Through June 7, 2020

* The combined historical information referred to in this presentation as the "Combined Company Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.

20

NON- GAAP RECONCILIATIONS – TANGIBLE BOOK VALUE / SHARE Dollars in thousands, except for per share data 21 1Q20 2Q20 3Q20 4Q20 1Q21 Shareholders' common equity (excludes preferred stock) $ 2,321,043 $ 4,491,850 $ 4,563,413 $ 4,647,880 $ 4,719,820 Less: Intangible assets 1,049,709 1,774,294 1,738,161 1,726,534 1,733,619 Tangible shareholders' common equity (excludes preferred stock) $ 1,271,334 $ 2,717,556 $ 2,825,252 $ 2,921,346 $ 2,986,201 Common shares issued and outstanding 33,444,236 70,907,119 70,928,304 70,973,477 71,060,446 Tangible Book Value per Common Share (Non-GAAP) $ 38.01 $ 38.33 $ 39.83 $ 41.16 $ 42.02